                                  June 2, 2006

InterAmerican Acquisition Group Inc.
2918 Fifth Avenue South, Suite 209
San Diego, California 92103

Rodman & Renshaw, LLC
1270 Avenue of the Americas, 16th Floor
New York, New York 10020

          Re: Initial Public Offering

Gentlemen:

          InterAmerican Capital Partners II LLC ("IACP II"), a stockholder of
InterAmerican Acquisition Group Inc. ("Company"), in consideration of Rodman &
Renshaw, LLC ("Rodman") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO")
and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

          1. If the Company solicits approval of its stockholders of a Business
Combination, IACP II will vote all Insider Shares owned by it and all shares of
Common Stock of the Company acquired by it in the IPO or aftermarket in accordance with the majority of the votes cast by the holders of the IPO Shares.

          2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO or 24 months under the circumstances described in the prospectus relating to the IPO (such later date being referred to herein as the "Termination Date"), IACP II shall (i) take all such action reasonably within its power as is necessary to (a) dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, and after approval of the Company's stockholders and subject to the requirements of the Delaware General Corporation Law (the "GCL"), including voting for the adoption of a resolution by the board of directors, prior to such
Termination Date, pursuant to Section 275(a) of the GCL, which shall deem the dissolution of the Company advisable and (b) cause to be prepared such notices as are required by said Section 275(a) of the GCL as promptly thereafter as possible, and (ii) vote its shares in favor of any plan of dissolution and distribution recommended by the Company's board of directors. If the Company does not consummate a Business Combination by the Termination Date, the IACP II
hereby agrees, with respect to any

plan of dissolution and distribution, to take all such action reasonably within its power to (x) cause the board of directors to convene, adopt a plan of dissolution and distribution, which IACP II will vote to recommend to stockholders, and (y) on such date cause the Company to prepare and file a proxy statement with the Securities and Exchange Commission (the "SEC") setting out the plan of dissolution and distribution. If the Company seeks approval from its stockholders to consummate a Business Combination within 90 days of the expiration of 24 months from the Effective Date, IACP II agrees to take all such action reasonably within its power to ensure that the proxy statement related to such Business Combination will also seek stockholder approval for the plan of dissolution and distribution in the event the stockholders do not approve the
Business Combination. If no proxy statement seeking the approval of the stockholders for a Business Combination has been filed within 30 days prior to the date which is 24 months from the date of the IPO, IACP II agrees, prior to such date to take all such action reasonably within its power as is necessary to convene and adopt a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. IACP II hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) and any remaining net assets of the Company as a result of such liquidation with respect to its Insider Shares ("Claim") and hereby waives any Claim IACP II may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

          3. IACP II acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders.

          4. Neither IACP II, any Control Person, nor any affiliate
("Affiliate") of IACP II or any Control Person will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination except in connection with bona fide services to be rendered to the Company that (i) are expressly approved by a majority of the Company's disinterested directors and copies of detailed invoices describing the services rendered are delivered to the Company and the performance thereof is accurately documented by the undersigned, any member of the family of the undersigned, nor any Affiliate, (ii) are legitimately required by the Company and the Company would otherwise contract such services from a third party, and (iii) are determined on an arm's length basis and in good faith and such fees and compensation are customarily charged by unrelated third party service providers of a similar nature. Notwithstanding the foregoing to the contrary, IACP II shall be entitled to reimbursement from the Company for its out-of-pocket expenses incurred in connection with seeking and consummating a
Business Combination.

          5. Neither IACP II, any Control Person, nor any Affiliate of IACP II
will be entitled to receive or accept a finder's fee or any other compensation in the event IACP II, any Control Person or any Affiliate originates a Business
Combination.

          6. IACP II will escrow its Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

          7. IACP II's Questionnaire furnished to the Company and Rodman and annexed as Exhibit B hereto is true and accurate in all respects. IACP II represents and warrants that no Control Person:

     (a) is subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) has ever been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) has ever been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

          8. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Rodman and its legal representatives or agents (including any investigative search firm retained by
Rodman) any information they may have about the undersigned's background and finances ("Information"). Neither Rodman nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the
Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

          9. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the
Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and
(iii) irrevocably agrees to appoint Kramer Levin Naftalis & Frankel LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Rodman and appoint a substitute agent acceptable to each of the
Company and Rodman within 30 days and nothing in this letter will affect the right of either party to serve process in any other

manner permitted by law.

          10. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; and (v) "Trust
Fund" shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

                                           InterAmerican Capital Partners II LLC
                                           -------------------------------------
                                           Print Name of Insider

                                       By: /s/ William C. Morro
                                           -------------------------------------
                                           Name: William C. Morro
                                           Title: Authorized Signatory